ASHOK SINGH & ASSOCIATES

Independent Auditor's Report

To the Board of ALPHA PREDICTIONS LLP Report on the Financial Statements

1. We have audited the accompanying financial statements of ALPHA PREDICTIONS LLP ("the LLP"), which comprise the Balance Sheet as at 31 March 2019 and the Statement of Profit and Loss for the year then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements

2. Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position, financial performance of the LLP in accordance with the Accounting Standards issued by the Institute of Chartered Accountants of India (ICAI) and other generally accepted accounting principles in India. This responsibility also includes maintenance of adequate accounting records for safeguarding the assets of the LLP and for preventing and detecting frauds and other irregularities; selection and application of appropriate accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

3. Our responsibility is to express an opinion on these financial statements based on our audit.

4. We conducted our audit in accordance with the Standards on Auditing issued by ICAI. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

5. An audit involves performing procedures to obtain audit evidence about the amounts and the disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal financial controls relevant to the LLP's preparation of the financial statements that give a true and fair view in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on whether the LLP has in place an adequate internal financial controls system over financial reporting and the operating effectiveness of such controls. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of the accounting estimates made by the Management, as well as evaluating the overall presentation of the financial statements.

6. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the financial statements.

A Singh

ASHOK SINGH & ASSOCIATES

Opinion

7. In our opinion and to the best of our information and according to the explanations given to us, the aforesaid financial statements give the information required by the Limited Liability Act, 2008 and the Liability Partnership Rule 2009 (as amended) in the manner so required and true and fair view in conformity with the accounting principles generally accepted in India, of the state of affairs of the LLP as at 31 March 2019, and its loss for the year ended on that date.

8. **Report on Other Legal and Regulatory Requirements**

(a) We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.
(b) In our opinion, proper books of account as required by the law have been kept by the LLP so far as it appears from our examination of those books.
(c) The Balance Sheet and the Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.
(d) In our opinion, the aforesaid financial statements comply with the Accounting Standards issued by the institute of the Chartered Accountant of India.
(e) In our opinion there are no observations or comments on the financial transactions, which may have an adverse effect on the functioning of the LLP.

For **Ashok Singh and Associates**
Chartered Accountants

Ashok Singh
Proprietor

ALPHA PREDICTIONS LLP

BALANCE SHEET AS AT 31 MARCH 2019

Particulars	Note no.	As at 31 March 2019	As at 31 March 2018
LIABILITIES AND CAPITAL			
Fixed Capital Account			
Capital of Partners	1	25,000	25,000
		-	-
		25,000	**25,000**
Current Capital Account			
Capital of Partners	2	19,04,946	7,34,309
		19,04,946	**7,34,309**
CURRENT LIABILITIES			
Trade Payables	3	4,04,528	8,03,951
Other current liabilities	4	20,02,29,262	9,884
Short Term Provision	5	5,30,870	3,33,001
		20,11,64,660	**11,46,836**
TOTAL		**20,30,94,606**	**19,06,145**
ASSETS			
Fixed Assets			
Tangible assets	6	7,60,474	10,36,481
Intangible Assets (Developed Technology)		20,00,00,000	-
Non Cuurent Asset			
Deposit	7	1,50,000	1,50,000
		20,09,10,474	**11,86,481.00**
CURRENT ASSETS			
Prepaid Expenses	8	4,49,437	3,40,516
Trade Receivables	9	15,87,226	2,94,650
Cash and cash equivalents	10	1,47,469	84,498
		21,84,132	**7,19,664**
TOTAL		**20,30,94,606**	**19,06,145**

The accompanying notes form an integral part of the financial statements.

As per our report of even date
For **Ashok Singh & Associates**
Chartered Accountants

For and on behalf of ALPHA PREDICTIONS LLP

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

Ashok Singh
Proprietor

SNEHALKUMAR SANTOSH KADAM
Partner
DPIN - 07808124

SMITA DINAKR SHINDE
Partner
DPIN - 07807786

Place: Pune

Place: Pune

Place: Pune

ALPHA PREDICTIONS LLP
PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 2019

(Amount in Rs.)

Particulars	Note no.	For the year ended 31 March 2019	For the year ended 31 March 2018
INCOME			
Revenue from operations	11	14,24,28,536	6,76,49,732
Total Revenue		**14,24,28,536**	**6,76,49,732**
EXPENDITURE			
Cost of Goods Sold	12	12,43,39,340	5,46,37,776
Employee Benefit Expenses	13	62,80,815	47,32,380
Depreciation and amortisation	6	2,76,007	3,06,126
Other expenses	14	98,30,867	69,06,140
		14,07,27,029	**6,65,82,422**
PROFIT BEFORE TAX		**17,01,507**	**10,67,310**
TAX EXPENSE			
Current tax		**5,30,870**	**3,33,001**
		5,30,870	**3,33,001**
PROFIT AFTER TAX		**11,70,637**	**7,34,309**
Balance brought forward from the previous year		7,34,309	-
BALANCE CARRIED OVER TO THE BALANCE SHEET		**19,04,946**	**7,34,309**

Summary of significant accounting policies. **2.1**

The accompanying notes form an integral part of the financial statements.

As per our report of even date
For **Ashok Singh & Associates**
Chartered Accountants

For and on behalf of ALPHA PREDICTIONS LLP

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

Ashok Singh
Proprietor

Place: Pune

SNEHALKUMAR SANTOSH KADAM
Partner
DPIN - 07808124

Place: Pune

SMITA DINAKR SHINDE
Partner
DPIN - 07807786

Place: Pune

ALPHA PREDICTIONS LLP

Notes to the financial statement for the year ended March 31, 2019

	(Amount in Rs.) 31-Mar-19	(Amount in Rs.) 31-Mar-18
1. FIXED CAPITAL		
Partner Capital	25,000	25,000
	25,000	**25,000**
2. CURRENT CAPITAL		
Profit and Loss	11,70,637	7,34,309
	11,70,637	**7,34,309**
3. TRADE PAYABLES		
Dues to micro, small and medium enterprises	-	-
Others	4,04,528	8,03,951
	4,04,528	**8,03,951**
4. OTHER CURRENT LIABILITIES		
Accured Expenses	2,29,262	9,884
Other Payables	20,00,00,000	-
	20,02,29,262	9,884
5. SHORT TERM PROVISIONS		
Provision for Income Tax	5,30,870	3,33,001
	5,30,870	**3,33,001**
7. LOANS AND ADVANCES (NON CURRENT ASSETS)		
Unsecured-considered good		
Deposits		
-Security Depoists	1,50,000	1,50,000
	1,50,000	**1,50,000**
8. OTHER CURRENT ASSETS		
Prepaid Expenses	4,49,437	3,40,516
	4,49,437	**3,40,516**
9. TRADE RECEIVABLES		
Outstanding for a period exceeding six months from the date they are due for payment, unsecured		
Considered good		
Considered doubtful	-	-
Less: Provision for doubtful debts		
Other receivables		-
Considered good	15,87,226	2,94,650
	15,87,226	**2,94,650**
10. CASH AND BANK BALANCES		
Cash and cash equivalents		
Cash / Cash equivalents		
-Cash	-	-
Balances with banks		
-On Current Accounts	1,47,469	84,498
	1,47,469	**84,498**

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

ALPHA PREDICTIONS LLP

Notes to the financial statement for the year ended March 31, 2019

	Year ended 31-Mar-19	(Amount in Rs.) Year ended 31-Mar-18
11. REVENUE FROM OPERATIONS		
Sale of Goods	14,24,28,536	6,76,49,732
	14,24,28,536	**6,76,49,732**
12. COST OF GOODS SOLD		
COS - Services	2,00,36,846	71,70,127
COS - Software	9,30,31,768	4,25,03,715
COS - Support and Maintenance	1,12,70,726	49,63,934
	12,43,39,340	**5,46,37,776**
13. EMPLOYEE BENEFIT EXPENSES		
Salaries, Benefits and Allowances	62,80,815	47,32,380
	62,80,815	**47,32,380**
14. OTHER EXPENSES		
Advertising and Promotion	3,47,967	2,46,960
Bank Service Charges	1,11,469	1,00,044
commissions & Fees	3,99,043	3,02,856
Dues and Subscriptions	2,31,325	1,82,808
Insurance Expense	5,59,529	4,13,028
License Fee	5,12,330	3,95,652
Office Supplies	70,653	67,656
Other General & Adiministrative	5,75,864	3,83,092
Parking	45,073	35,208
Postage	35,217	31,356
Professional Fees	28,09,379	21,92,772
Rent Expense	20,58,590	15,06,469
Research and Development Cost	8,01,392	-
Telephone Expense	1,91,239	1,55,808
Travel Expense	10,49,933	8,65,068
Utilities	31,864	27,363
	98,30,867	**69,06,140**

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

ALPHA PREDICTIONS LLP

Clause 14 - Particulars of depreciation allowable as per the Income Tax Act, 1961 in respect of each asset of block of assets

PARTICULARS	WDV AS ON April 1,2018	ADDITIONS DURING THE		DELETION (SALE PROCEEDS)	TOTAL	DEPRECIATION FOR THE YEAR	NET BLOCK MARCH 31, 2019
		> 180 DAYS	< 180 DAYS				
PLANT & MACHINERY							
BLOCK A : DEPRECIATION RATE 15%							
Plant and Machinery	-	-	-	-	-	-	-
Office Equipment	-	-	-	-	-	-	-
SUB TOTAL (A)	-	-	-	-	-	-	-
FURNITURE & FIXTURES							
BLOCK B : DEPRECIATION RATE 10%							
FURNITURE & FIXTURES	4,61,952	-	-	-	4,61,952	46,195	4,15,757
SUB TOTAL (B)	4,61,952	-	-	-	4,61,952	46,195	4,15,757
COMPUTERS AND SOFTWARE							
BLOCK C : DEPRECIATION RATE 40%							
Computer and Software	5,74,529	-	-	-	5,74,529	2,29,812	3,44,717
SUB TOTAL (C)	5,74,529	-	-	-	5,74,529	2,29,812	3,44,717
INTANGIBLE ASSET							
BLOCK D : DEPRECIATION RATE 25%							
Trade Mark	-	-	-	-	-	-	-
SUB TOTAL (D)	-	-	-	-	-	-	-
GRAND TOTAL (A + B + C+D)	10,36,481	-	-	-	10,36,481	2,76,007	7,60,474

Note:

1. Depreciation on additions held for less than 180 days has been claimed @ 50% of the admissible rates.

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

ASHOK SINGH & ASSOCIATES

Independent Auditor's Report

To the Board of ALPHA PREDICTIONS LLP Report on the Financial Statements

1. We have audited the accompanying financial statements of ALPHA PREDICTIONS LLP ("the LLP"), which comprise the Balance Sheet as at 31 March 2018 and the Statement of Profit and Loss for the year then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements

2. Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position, financial performance of the LLP in accordance with the Accounting Standards issued by the Institute of Chartered Accountants of India (ICAI) and other generally accepted accounting principles in India. This responsibility also includes maintenance of adequate accounting records for safeguarding the assets of the LLP and for preventing and detecting frauds and other irregularities; selection and application of appropriate accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

3. Our responsibility is to express an opinion on these financial statements based on our audit.

4. We conducted our audit in accordance with the Standards on Auditing issued by ICAI. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

5. An audit involves performing procedures to obtain audit evidence about the amounts and the disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal financial controls relevant to the LLP's preparation of the financial statements that give a true and fair view in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on whether the LLP has in place an adequate internal financial controls system over financial reporting and the operating effectiveness of such controls. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of the accounting estimates made by the Management, as well as evaluating the overall presentation of the financial statements.

6. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion on the financial statements.

A Singh

Opinion

7. In our opinion and to the best of our information and according to the explanations given to us, the aforesaid financial statements give the information required by the Limited Liability Act, 2008 and the Liability Partnership Rule 2009 (as amended) in the manner so required and true and fair view in conformity with the accounting principles generally accepted in India, of the state of affairs of the LLP as at 31 March 2018, and its loss for the year ended on that date.

8. **Report on Other Legal and Regulatory Requirements**

(a) We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.
(b) In our opinion, proper books of account as required by the law have been kept by the LLP so far as it appears from our examination of those books.
(c) The Balance Sheet and the Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.
(d) In our opinion, the aforesaid financial statements comply with the Accounting Standards issued by the institute of the Chartered Accountant of India.
(e) In our opinion there are no observations or comments on the financial transactions, which may have an adverse effect on the functioning of the LLP.

For **Ashok Singh and Associates**
Chartered Accountants

ASingh

Ashok Singh
Proprietor

ALPHA PREDICTIONS LLP
BALANCE SHEET AS AT 31 MARCH 2018

Particulars	Note no.	As at 31 March 2018	As at 31 March 2017
LIABILITIES AND CAPITAL			
Fixed Capital Account			
Capital of Partners	1	25,000	-
		-	-
		25,000	-
Current Capital Account			
Capital of Partners	2	7,34,309	
		7,34,309	-
CURRENT LIABILITIES			
Trade Payables	3	8,03,951	-
Other current liabilities	4	9,884	-
Short Term Provision	5	3,33,001	-
		11,46,836	-
TOTAL		**19,06,145**	-
ASSETS			
Fixed Assets			
Tangible assets	6	10,36,481	-
Non Cuurent Asset			
Deposit	7	1,50,000	-
		11,86,481	-
CURRENT ASSETS			
Prepaid Expenses	8	3,40,516	-
Trade Receivables	9	2,94,650	-
Cash and cash equivalents	10	84,498	-
		7,19,664	-
TOTAL		**19,06,145**	-

The accompanying notes form an integral part of the financial statements.

As per our report of even date
For **Ashok Singh & Associates**
Chartered Accountants

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

Ashok Singh
Proprietor

Place: Pune

For and on behalf of ALPHA PREDICTIONS LLP

SNEHALKUMAR SANTOSH KADAM
Partner
DPIN - 07808124

Place: Pune

SMITA DINAKR SHINDE
Partner
DPIN - 07807786

Place: Pune

ALPHA PREDICTIONS LLP
PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 MARCH 2018

(Amount in Rs.)

Particulars	Note no.	For the year ended 31 March 2018	For the year ended 31 March 2017
INCOME			
Revenue from operations	11	6,76,49,732	-
Total Revenue		**6,76,49,732**	-
EXPENDITURE			
Cost of Goods Sold	12	5,46,37,776	-
Employee Benefit Expenses	13	47,32,380	-
Depreciation and amortisation	6	3,06,126	-
Other expenses	14	69,06,140	-
		6,65,82,422	-
PROFIT BEFORE TAX		**10,67,310**	-
TAX EXPENSE			
Current tax		**3,33,001**	-
		3,33,001	-
PROFIT AFTER TAX		**7,34,309**	-
Balance brought forward from the previous year		-	-
BALANCE CARRIED OVER TO THE BALANCE SHEET		7,34,309	-

The accompanying notes form an integral part of the financial statements.

As per our report of even date
For **Ashok Singh & Associates**
Chartered Accountants

Ashok Singh
Proprietor

Place: Pune

For and on behalf of ALPHA PREDICTIONS LLP

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN: AAJ - 5037

SNEHALKUMAR SANTOSH KADAM
Partner
DPIN - 07808124

Place: Pune

SMITA DINAKR SHINDE
Partner
DPIN - 07807786

Place: Pune

ALPHA PREDICTIONS LLP

Notes to the financial statement for the year ended March 31, 2018

	(Amount in Rs.) 31-Mar-18	(Amount in Rs.) 31-Mar-17
1. FIXED CAPITAL		
Partner Capital	25,000	-
	25,000	-
2. CURRENT CAPITAL		
Profit and Loss	7,34,309	-
	7,34,309	-
3. TRADE PAYABLES		
Dues to micro, small and medium enterprises	-	-
Others	8,03,951	-
	8,03,951	-
4. OTHER CURRENT LIABILITIES		
Accured Expenses	9,884	-
	9,884	-
5. SHORT TERM PROVISIONS		
Provision for Income Tax	3,33,001	-
	3,33,001	-
7. LOANS AND ADVANCES (NON CURRENT ASSETS)		
Unsecured-considered good		
Deposits		
-Security Depoists	1,50,000	-
	1,50,000	-
8. OTHER NON CURRENT ASSETS		
Preliminary Expenses	3,40,516	-
	3,40,516	-
9. TRADE RECEIVABLES		
Outstanding for a period exceeding six months from the date they are due for payment, unsecured		
Considered good		
Considered doubtful	-	-
Less: Provision for doubtful debts		
Other receivables	-	-
Considered good	2,94,650	-
	2,94,650	-
10. CASH AND BANK BALANCES		
Cash and cash equivalents		
Cash / Cash equivalents		
-Cash	-	-
Balances with banks		
-On Current Accounts	84,498	-
	84,498	-

MANAGING DIRECTOR
Alpha' Predictions LLP
LLPIN : AAJ - 5037

ALPHA PREDICTIONS LLP

Notes to the financial statement for the year ended March 31, 2018

(Amount in Rs.)

	Year ended 31-Mar-18	Year ended 31-Mar-17
11. REVENUE FROM OPERATIONS		
Sale of Goods	6,76,49,732	-
	6,76,49,732	-
12. COST OF GOODS SOLD		
COS - Services	71,70,127	-
COS - Software	4,25,03,715	-
COS - Support and Maintenance	49,63,934	-
	5,46,37,776	-
13. EMPLOYEE BENEFIT EXPENSES		
Salaries, Benefits and Allowances	47,32,380	-
	47,32,380	-
14. OTHER EXPENSES		
Advertising and Promotion	2,46,960	-
Bank Service Charges	1,00,044	-
commissions & Fees	3,02,856	-
Dues and Subscriptions	1,82,808	-
Insurance Expense	4,13,028	-
License Fee	3,95,652	-
Office Supplies	67,656	-
Other General & Adiministrative	3,83,092	-
Parking	35,208	-
Postage	31,356	
Professional Fees	21,92,772	-
Rent Expense	15,06,469	-
Telephone Expense	1,55,808	
Travel Expense	8,65,068	-
Utilities	27,363	
	69,06,140	-

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037

ALPHA PREDICTIONS LLP

Clause 14 - Particulars of depreciation allowable as per the Income Tax Act, 1961 in respect of each asset of block of assets

PARTICULARS	WDV AS ON April 1,2017	ADDITIONS DURING THE		DELETION (SALE PROCEEDS)	TOTAL	DEPRECIATION FOR THE YEAR	NET BLOCK MARCH 31, 2018
		> 180 DAYS	< 180 DAYS				
PLANT & MACHINERY							
BLOCK A : DEPRECIATION RATE 15%							
Plant and Machinery	-	-	-	-	-	-	-
Office Equipment	-	-	-	-	-	-	-
SUB TOTAL (A)	-	-	-	-	-	-	-
FURNITURE & FIXTURES							
BLOCK B : DEPRECIATION RATE 10%							
FURNITURE & FIXTURES	-	5,13,280	-	-	5,13,280	51,328	4,61,952
SUB TOTAL (B)	-	5,13,280	-	-	5,13,280	51,328	4,61,952
COMPUTERS AND SOFTWARE							
BLOCK C : DEPRECIATION RATE 40%							
Computer and Software	-	4,44,664	3,84,664	-	8,29,327	2,54,798	5,74,529
SUB TOTAL (C)	-	4,44,664	3,84,664	-	8,29,327	2,54,798	5,74,529
INTANGIBLE ASSET							
BLOCK D : DEPRECIATION RATE 25%							
Trade Mark	-	-	-	-	-	-	-
SUB TOTAL (D)	-	-	-	-	-	-	-
GRAND TOTAL (A + B + C+D)	-	9,57,944	3,84,664	-	13,42,607	3,06,126	10,36,481

Note:

1. Depreciation on additions held for less than 180 days has been claimed @ 50% of the admissible rates.

MANAGING DIRECTOR
Alpha Predictions LLP
LLPIN : AAJ - 5037